FORM 8-K


                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549



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                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                  Date of Report July 27, 2004
                 (Date of earliest event reported)


                    DENTSPLY INTERNATIONAL INC
          (Exact name of Company as specified in charter)



              Delaware            0-16211       39-1434669
      (State of Incorporation)  (Commission    (IRS Employer
                                File Number)  Identification No.)




         221 West Philadelphia Street, York, Pennsylvania    17405
        (Address of principal executive offices)           (Zip Code)



                          (717) 845-7511
         (Company's telephone number including area code)










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Item 7. - Financial Statements and Exhibits

(a)  Financial Statements - Not applicable.

(b)  Exhibits:

     99.1 Transcript of the Company's conference call which it conducted on July 27, 2004 related to the second quarter 2004 sales and earnings release issued July 26, 2004 as referenced in Item 12.

Item 12. - Disclosure of Results of Operations and Financial Condition.

   The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

   On July 27, 2004, the Company conducted a conference call to discuss the sales and earnings release for the second quarter of 2004 that was issued on July 26, 2004 and to answer any questions raised by the call's audience. The transcript of this conference call is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.


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SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          DENTSPLY INTERNATIONAL INC
                                                    (Company)



                                          /s/ Bret W. Wise
                                              Bret W. Wise
                                              Senior Vice President and
                                              Chief Financial Officer

Date: August 2, 2004